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                                                                   Exhibit 99.1


                         CHASE MANHATTAN BANK USA, N.A.
                              NOTEHOLDERS STATEMENT

                      CHASE CREDIT CARD OWNER TRUST 2000-3




Section 7.3 Indenture              Distribution Date:                12/15/2004
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(i)     Amount of the distribution allocable to principal of the Notes
             Class A Principal Payment                                     0.00
             Class B Principal Payment                                     0.00
             Class C Principal Payment                                     0.00
                       Total

        Amount of the distribution allocable to the principal on the Notes per
             $1,000 of the initial principal balance of the Notes
             Class A Principal Payment                                     0.00
             Class B Principal Payment                                     0.00
             Class C Principal Payment                                     0.00
                       Total

(ii)    Amount of the distribution allocable to the interest on the Notes
             Class A Note Interest Requirement                     1,387,500.00
             Class B Note Interest Requirement                       127,083.33
             Class C Note Interest Requirement                       186,830.03
                       Total                                       1,701,413.36

        Amount of the distribution allocable to the interest on the Notes per
             $1,000 of the initial principal balance of the Notes
             Class A Note Interest Requirement                          1.85000
             Class B Note Interest Requirement                          2.03333
             Class C Note Interest Requirement                          2.32500

(iii)   Aggregate Outstanding Principal Balance of the Notes
             Class A Note Principal Balance                         750,000,000
             Class B Note Principal Balance                          62,500,000
             Class C Note Principal Balance                          80,357,000

(iv)    Amount on deposit in Owner Trust Spread Account            8,928,570.00

(v)     Required Owner Trust Spread Account Amount                 8,928,570.00



                                            By:
                                                ---------------------
                                            Name:  Patricia M. Garvey
                                            Title: Vice President